                                                                   EXHIBIT 10.46


                      SECOND AMENDMENT TO LOAN INSTRUMENTS

         This SECOND AMENDMENT TO LOAN INSTRUMENTS (this "SECOND AMENDMENT"), dated as of March 10, 2000, is among SECURITY ASSOCIATES INTERNATIONAL, INC., a Delaware corporation ("BORROWER"), CITIZENS BANK OF MASSACHUSETTS ("CITIZENS BANK"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for all the financial institutions from time to time parties to the Loan Agreement defined below. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.


                                 R E C I T A L S

         A. Borrower, State Street Bank and Trust Company ("STATE STREET"), and FINOVA entered into a Second Amended and Restated Loan Agreement dated as of September 30, 1999 (the "ORIGINAL LOAN AGREEMENT"), which was amended by a First Amendment to Loan Instruments dated as of February 11, 2000 (the "FIRST AMENDMENT") among Borrower, Citizens Bank, as successor in interest to State Street, and FINOVA. The Original Loan Agreement, as amended by the First Amendment and as the same may be further amended, restated, supplemented or modified from time to time hereafter, is referred to herein as the "LOAN AGREEMENT." Pursuant to the Loan Agreement, Citizens Bank and FINOVA have agreed to make the Loan and other financial accommodations to Borrower.

         B. Borrower has requested that the Loan Agreement be further amended in certain respects.

         C. Subject to the terms and conditions of this Second Amendment, Lenders are willing to agree to the requests of Borrower.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, Borrower and Lenders agree as follows:

         1. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein, are acknowledged by Borrower to be true and correct and are made a part hereof.

         2. DEFINITIONS. All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended by this Second Amendment.

         3. AMENDMENTS TO LOAN AGREEMENT. The Loan Instruments are amended as set forth below:

                  (a) SECTION 1.1 - ADDITIONAL DEFINITIONS. Section 1.1 of the Loan Agreement is amended by adding the following definitions in the appropriate alphabetical order:



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                           Additional Portion Advance: a disbursement of any
                  portion of the Capital Expenditure Portion, SAFE Attrition Guaranty Portion or SAFE Debt Portion.

                           Capital Expenditure Portion: a portion of the Loan in
                  the amount of $1,000,000.

                           Capital Expenditure Portion Advance: a disbursement
                  of any portion of the Capital Expenditure Portion.

                           SAFE Attrition Guaranty Portion: a portion of the
                  Loan in the amount of $2,000,000.

                           SAFE Attrition Guaranty Portion Advance: a
                  disbursement of any portion of the SAFE Attrition Guaranty Portion Advance.

                           SAFE Debt Portion: a portion of the Loan in an amount
                  not to exceed the amount of the SAFE Debt as of the Funding Date of the SAFE Debt Portion Portion.

                           SAFE Debt Portion Advance: a disbursement of the SAFE
                  Debt Portion.

                  (B) SECTION 1.1 - AMENDED DEFINITION. Section 1.1 of the Loan Agreement is amended by deleting the current versions of the following definitions contained therein and substituting therefor the following versions of such definitions in the appropriate alphabetical order:

                           Acquisition Portion: a portion of the Loan equal to
                  $35,000,000 minus the SAFE Debt Portion.

                           Adjusted Total Debt: as of any Funding Date, the
                  Total Debt as of such date plus the requested Advance or Additional Portion Advance, as applicable.

                           Funding Date: the date of the disbursement of an
                  Advance or Additional Portion Advance.

                  (C) SUBSECTION 2.1.4 - USE OF PROCEEDS. Subsection 2.1.4 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "2.1.4 USE OF PROCEEDS. The proceeds of the Initial
                  Portion were used (i) to pay transaction costs and (ii) for working capital. The proceeds of the Acquisition Portion shall be used to (i) consummate Acquisitions and (ii) to pay transaction costs in connection therewith. The proceeds of the Capital Expenditure Portion shall be used to reimburse Borrower for certain Capital Expenditures permitted hereunder. The proceeds of the SAFE Attrition Guaranty Portion shall be used to repay certain


                                       2


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                  obligations to SAFE (i) in connection with the reprogramming of account telephone lines and (ii) arising under the SAFE Attrition Guaranty. The proceeds of the SAFE Debt Portion shall be used to repay the SAFE Debt."

                  (D) SUBSECTION 2.1.7 - FUNDING PROCEDURES. Section 2.1.7 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "2.1.7 FUNDING PROCEDURES. Agent shall give each
                  Lender prompt notice by telephone or facsimile transmission of a Notice of Borrowing that is received by it. Each applicable Lender shall make available to Agent, no later than 1:00 p.m. Eastern Time on the applicable Funding Date set forth in the Notice of Borrowing, for deposit into such account as Borrower may direct, its Pro Rata Share of such Advance or Additional Portion Advance in immediately available funds in Dollars, provided that (i) all of the conditions set forth in Sections
                  4.1 and 4.3 have been satisfied with respect to an Advance requested in such Notice of Borrowing and (ii) all of the conditions set forth in Sections 4.1 and 4.4 have been satisfied with respect to a Additional Portion Advance requested in such Notice of Borrowing.

                           "Unless Agent receives contrary written notice prior
                  to any such Advance or Additional Portion Advance, it is entitled to assume that each applicable Lender will make available its Pro Rata Share of the Advance or Additional Portion Advance and in reliance upon that assumption, but without any obligation to do so, may advance such Pro Rata Share on behalf of the applicable Lender, without the necessity of giving daily notice to such Lender of the receipt of a Notice of Borrowing. If the applicable amount is not in fact made available to Agent by such Lender, Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the Base Rate. If such Lender pays such amount to Agent, then such amount shall constitute such Lender's Pro Rata Share of the applicable Advance or Additional Portion Advance. If such Lender does not pay such corresponding amount forthwith upon Agent's demand therefor, Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the rate payable under this Loan Agreement for the Base Rate Portion.

                           "Nothing in this subsection 2.1.7 shall be deemed to
                  relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder. It is understood and agreed that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make an Advance or Additional Portion Advance requested hereunder



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                  nor shall the Commitment of any Lender to make the particular type of Advance or Additional Portion Advance requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make an Advance or Additional Portion Advance requested hereunder."

                  (E) SUBSECTION 2.1.8 - ADDITIONAL PORTION ADVANCES. Section
         2.1 of the Loan Agreement is amended by adding the following subsection
         2.1.8 immediately following subsection 2.1.7:

                           "2.1.8 ADDITIONAL PORTION ADVANCES. Each Lender
                  severally agrees to disburse its Pro Rata Share of Additional Portion Advances to or as directed by Borrower from time to time prior to December 31, 2000 provided all of the terms and conditions set forth in Sections 4.1 and 4.4, to the extent applicable, have been satisfied."

                  (F) SUBSECTION 2.2.5 - INTEREST HEDGE CONTRACTS. Section 2.2.5 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "2.2.5 INTEREST HEDGE CONTRACTS. Borrower shall enter
                  into an Interest Hedge Contract reasonably acceptable to the Required Lenders, to provide protection to Borrower against fluctuations in interest rates, and deliver to Agent the Assignment of Interest Hedge Contract, (i) in a face amount equal to 75% of the aggregate Principal Balance within 15 days after any disbursement of the Loan which would result in an aggregate outstanding Principal Balance equal to or greater than $20,000,000 (the "Threshold Amount") and (ii) in a face amount equal to 75% of any increase in the aggregate outstanding Principal Balance over the Threshold Amount within 15 days after a disbursement of the Loan which would result in an increase in the aggregate outstanding Principal Balance equal to or greater than $5,000,000 since the delivery of the most recent previous Assignment of Interest Hedge Contract."

                  (G) SUBSECTION 2.6.2 - NON-UTILIZATION FEE. Section 2.6.2 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "2.6.2 NON-UTILIZATION FEE. Borrower shall pay to
                  Agent, for the benefit of Lenders, for each month through March, 2001, a fee in the amount of one-half of one percent (.50%) per annum (the "NON-UTILIZATION FEE") on the remainder of (i) $38,000,000 minus (ii) the aggregate amount of all prior Advances of the Acquisition Portion as of the last day of such month minus (iii) the aggregate amount of all prior Additional Portion Advances as of the last day of such month. The Non-Utilization Fee shall be payable monthly in arrears on the first Business Day of each month."


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                  (H) SECTION 4.4 - CONDITIONS FOR ADDITIONAL PORTION ADVANCES.
         Article IV of the Loan Agreement is amended by adding the following
         Section 4.4 immediately following Section 4.3:

                           "4.4 CONDITIONS FOR ADDITIONAL PORTION ADVANCES. The
                  obligation of Lenders to disburse Additional Portion Advances shall be subject to the satisfaction or waiver of all of the following conditions on or before the Funding Date with respect to any requested Additional Portion Advance, in a manner, form and substance satisfactory to the Required
                  Lenders:

                                    "4.4.1 MAXIMUM FACILITY CASH FLOW LEVERAGE
                           RATIO. Borrower shall demonstrate to the satisfaction of Agent that, assuming the requested Additional Portion Advance had been disbursed on the last day of the second month prior to the month in which the applicable Funding Date is to occur, the Facility Cash Flow Leverage Ratio as of such last day would not exceed 3.5.

                                    "4.4.2 AMOUNT AND FREQUENCY OF ADDITIONAL
                           PORTION ADVANCES. Any requested SAFE Attrition Guaranty Portion Advance or Capital Expenditure Portion Advance shall be in a minimum amount of $75,000 or integral multiples of $25,000 in excess thereof. Any requested SAFE Debt Portion Advance shall be in a single disbursement in an amount not to exceed the amount of the SAFE Debt outstanding as of the Funding Date of the SAFE Debt Portion Advance. The amount of the requested SAFE Attrition Guaranty Portion Advance shall not exceed $2,000,000 when added to the aggregate amount of all prior SAFE Attrition Guaranty Portion Advances and the amount of the requested Capital Expenditure Portion Advance shall not exceed $1,000,000 when added to the aggregate amount of all prior Capital Expenditure Portion Advances. No more than two (2) Additional Portion Advances shall be made in any month.

                                    "4.4.3 NOTICE OF BORROWING. Agent shall have
                           received a Notice of Borrowing from Borrower respect to each Additional Portion Advance no later than 12:00 p.m., Chicago time, at least three (3) Business Days prior to the proposed Funding Date with respect to such Additional Portion Advance, which shall be on a Business Day.

                                    "4.4.4 EVIDENCE OF PAYMENT OF SAFE DEBT.
                           With respect to a SAFE Debt Portion Advance, Agent shall have received (i) a pay-off letter from SAFE in form and substance satisfactory to Agent setting forth a pay-off amount of the SAFE Debt as of the proposed Funding Date with respect to such Additional Portion Advance, (ii) such UCC-3 termination statements and other Lien releases as Agent may require, and (iii) evidence that the SAFE

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                           Debt shall be paid in full concurrently with the
                           disbursement of the SAFE Debt Portion.

                                    "4.4.5 EVIDENCE OF PAYMENT OF INDEBTEDNESS
                           FOR BORROWED MONEY OWING UNDER THE SAFE ATTRITION GUARANTY. With respect to a SAFE Attrition Guaranty Portion Advance, Agent shall have received evidence satisfactory to Agent that the disbursement made in connection with such SAFE Attrition Guaranty Portion Advance shall be used to satisfy Indebtedness for Borrowed Money due and payable by Borrower to SAFE pursuant to the SAFE Asset Purchase Agreement."

                  (I) SECTION 6.16 - TRIAL BALANCE REPORTS. Article VI of the Loan Agreement is amended by adding the following Section 6.16 immediately following Section 6.15:

                           "6.16 TRIAL BALANCE REPORTS. Within 30 days of each
                  Funding Date with respect to a Capital Expenditure Portion Advance, furnish each Lender with a trial balance report in sufficient detail to demonstrate to the reasonable satisfaction of Agent the amount of each payment and the vendor paid with respect to each Capital Expenditure which is the subject of each such Capital Expenditure Portion Advance."

                  (J) EXHIBITS TO LOAN AGREEMENT. Exhibits 1.1(G) and 7.6 to the Loan Agreement are deleted in their entirety and Amended Exhibit 1.1(G) and Amended Exhibit 7.6, each attached to this Second Amendment, are substituted therefor.

         4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Second Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to FINOVA:

                  (A) DELIVERY OF DOCUMENTS. The following shall have been delivered to FINOVA, each duly authorized and executed and each in form and substance satisfactory to FINOVA:

                           (1) this Second Amendment;

                           (2) a copy, certified by the corporate secretary of
                  Borrower, of resolutions adopted by the Board of Directors of Borrower authorizing the execution of this Second Amendment;

                           (3) such other instruments, documents, certificates,
                  consents, waivers and opinions as FINOVA reasonably may request.

                  (B) PERFORMANCE; NO DEFAULT. Borrower shall have performed and complied with all agreements and conditions contained in the Loan Instruments to be performed by or complied with by it, and no Event of Default or Incipient Default shall exist.


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

                  (C) MATERIAL ADVERSE CHANGE. No event shall have occurred since December 31, 1999 which has had or could have a Material Adverse Effect.

         The date on which all of the conditions set forth in this Paragraph 4 have been satisfied is referred to herein as the "Effective Date."

         5. REFERENCES. From and after the Effective Date, all terms used in the Loan Instruments which are defined in the Loan Agreement shall be deemed to refer to such terms as amended by this Second Amendment.

         6. REPRESENTATIONS AND WARRANTIES. Borrower hereby confirms to Agent and Lenders that the representations and warranties set forth in the Loan Instruments, as amended by this Second Amendment, are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Borrower represents and warrants to Agent and Lenders that (i) Borrower has full power and authority to execute and deliver this Second Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Second Amendment will be valid, binding and enforceable upon Borrower in accordance with its terms, (iii) the execution and delivery of this Second Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) the articles of incorporation or by-laws of Borrower or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which Borrower is a party or is bound or which is binding upon or applicable to all or any portion of Borrower's Property and (iv) as of the date hereof no Incipient Default or Event of Default exists.

         7. COSTS AND EXPENSES. Borrower agrees to reimburse Agent for all fees and expenses incurred in the preparation, negotiation and execution of this Second Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel for Agent.

         8. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Except as amended hereby, the Loan Agreement and each of the other Loan Instruments shall remain in full force and effect in accordance with its respective terms. Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Loan Agreement and the other Loan Instruments, all as amended by this Second Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by Agent and Lenders of such liabilities, obligations and agreements, (ii) Agent and Lenders have fully performed all obligations to Borrower which any such Person may have had or has on and as of the date hereof and (iii) other than as specifically set forth herein, neither Agent nor any Lender waives, diminishes or limits any term or condition contained in the Loan Agreement or the other Loan Instruments. Agent and Lenders' agreement to the terms of this Second Amendment or any other amendment of the Loan Agreement shall not be deemed to establish or create a custom or course of dealing among Agent, Lenders and Borrower. The Loan Instruments, as amended by this Second Amendment, contain the entire agreement among Agent, Lenders and Borrower with respect to the transactions contemplated hereby.


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         9. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         10. FURTHER ASSURANCES. Borrower covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Agent and Lenders in order to effectuate fully the intent of this Second Amendment.

         11. SEVERABILITY. If any term or provision of this Second Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Second Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Second Amendment.

         12. CAPTIONS. The captions in this Second Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Second Amendment or any of the provisions hereof.

                [remainder of this page intentionally left blank]


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




         IN WITNESS WHEREOF, this Second Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                              SECURITY ASSOCIATES INTERNATIONAL,
                                              INC., a Delaware corporation


                                              By:
                                                 -------------------------------
                                                 James S. Brannen
                                                 President


                                              FINOVA CAPITAL CORPORATION, a
                                              Delaware corporation, in its
                                              individual capacity as a Lender
                                              and as Agent for all Lenders


                                              By:
                                                 -------------------------------
                                                 Andrew J. Pluta
                                                 Vice President


                                              CITIZENS BANK OF MASSACHUSETTS, as
                                              Lender


                                              By:
                                                 -------------------------------
                                                 Wendy M. Andrus
                                                 Vice President


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                             AMENDED EXHIBIT 1.1(G)

                                       to

               LOAN AGREEMENT, as Amended by the Second Amendment

                           Form of Notice of Borrowing

                                  See attached.


Second Amendment to Loan Instruments

                    NOTICE OF BORROWING/DISBURSEMENT REQUEST

                              ---------- --, -----

FINOVA Capital Corporation, as Agent
1850 North Central Avenue
Phoenix, Arizona 85004
Attn:    Vice President
         Operations Management

Ladies and Gentlemen:

         Reference is made to that certain Second Amended and Restated Loan Agreement, dated as of September 30, 1999 (the "Original Loan Agreement"), among SECURITY ASSOCIATES INTERNATIONAL, INC., a Delaware corporation ("Borrower"), FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for the financial institutions from time to time parties hereto, STATE STREET BANK AND TRUST COMPANY ("State Street"), and the other financial institutions from time to time parties hereto, as amended by that certain First Amendment to Loan Instruments, dated as of February 11, 2000 (the "First Amendment") among Borrower, FINOVA and CITIZENS BANK OF MASSACHUSETTS ("Citizens Bank"), as successor in interest to State Street, and that certain Second Amendment to Loan Instruments, dated as of March __, 2000 (the "Second Amendment") among Borrower, FINOVA and Citizens Bank. The Original Loan Agreement, as amended by the First Amendment and the Second Amendment, is referred to herein as the "Loan Agreement"). All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

         Borrower hereby notifies Agent that on the date hereof, Borrower desires to borrow [$_________ of the Acquisition Portion] [$____________ of the Capital Expenditure Portion] [$_________________ of the SAFE Attrition Guaranty Portion] [$____________ of the SAFE Debt Portion] and Borrower hereby directs Agent to disburse such principal amount in accordance with the payment instructions attached hereto as EXHIBIT A. Borrower acknowledges and agrees that even though a portion of the disbursements described on EXHIBIT A are directed to entities other than Borrower, receipt of such disbursements by the applicable payees shall constitute receipt of such disbursements by Borrower.

         Borrower acknowledges that this Notice of Borrowing/Disbursement Request and acceptance by Borrower of the proceeds of the disbursements contemplated hereby constitute a representation and warranty that the conditions contained in SECTIONS 4.1 AND [4.3] [4.4] of the Loan Agreement have been satisfied in all material respects.


Second Amendment to Loan Instruments

                                              Very truly yours,

                                              SECURITY ASSOCIATES INTERNATIONAL,
                                              INC., a Delaware corporation

                                              By:
                                                  ------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


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Second Amendment to Loan Instruments

                                    EXHIBIT A


ENTITY, PAYMENT INSTRUCTIONS                                       AMOUNT



1.
  -------------------------                                  $
                                                              -----------------

         By Wire Transfer to:

         Bank Name:
                   ----------------------------------
         Bank Address:
                      -------------------------------


         ABA No.:
                 ------------------------------------
         Acct. No.:
                   ----------------------------------
         Acct. Name:
                    ---------------------------------
         Attention:
                   ----------------------------------
         Telephone:
                   ----------------------------------

2.-------------------------                                  $
                                                              -----------------

         By Wire Transfer to:

         Bank Name:
                   ----------------------------------
         Bank Address:
                      -------------------------------


         ABA No.:
                 ------------------------------------
         Acct. No.:
                   ----------------------------------
         Acct. Name:
                    ---------------------------------
         Attention:
                   ----------------------------------
         Telephone:
                   ----------------------------------



         TOTAL DISBURSEMENTS                                 $
                                                              -----------------



Second Amendment to Loan Instruments

                               AMENDED EXHIBIT 7.6

                                       to

               LOAN AGREEMENT, as Amended by the Second Amendment

                              Capital Expenditures




                Year                                  Amount
                ----                                  ------

                2000                               $ 1,250,000
                Each year thereafter               $   500,000

Second Amendment to Loan Instruments

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